UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2022

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36798	98-1205464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, per value $0.0001 per share	PANL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 5, 2022, the Board of Directors (the “Board”) of Pangaea Logistics Solutions Ltd. adopted amendments to the Company’s By-Laws (the “By-Laws”), which became effective immediately, to adopt gender-inclusive language.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 5, 2022, Pangaea Logistics Solutions Ltd., a Bermuda corporation (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). There were a total of 44,489,463 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 31,094,167 shares of Common Stock, constituting a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, were represented at the Annual Meeting either in person or by proxy, and accordingly a quorum was present. At the Annual Meeting, the Company’s shareholders voted on the following matters and cast their votes as described below.

1.To elect the following two nominees to our Board of Directors as Class II directors serving until the annual meeting of shareholders to be held in 2025:

Class II Nominees	Votes For	Votes Against	Abstain
Carl Claus Boggild	26,064,251	3,305,677	1,724,239
David D. Sgro	21,783,596	7,385,874	1,924,697

2.To elect the following nominee to our Board of Directors as Class III director serving until the annual meeting of shareholders to be held in 2023:

Class III Nominees	Votes For	Votes Against	Abstain
Karen H. Beachy	29,269,138	104,764	1,720,265

3.To approve the amendment of the 2014 Equity Incentive Plan, the "2022 Amended Plan":

	Votes For	Votes Against	Abstain
Approval of the amendment of the 2014 Equity Incentive Plan, the “2022 Amended Plan”.	29,913,194	1,098,168	82,805

4.To approve of the amendment and restatement of the Company's bye-laws:

	Votes For	Votes Against	Abstain
Approval of the amendment and restatement of the Company’s bye-laws.	30,537,108	483,719	74,340

Item 9.01	Financial Statements and Exhibits.

Exhibits	Description
Exhibit 3.1	Bye-laws, as amended August 5, 2022 *

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2022

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer